Rule 497(k)

File No. 333-168727

FIRST TRUST SERIES FUND

(the “Trust”)

FIRST TRUST AQA® EQUITY FUND

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2019

DATED APRIL 18, 2019

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON APRIL 2, 2019

On April 18, 2019, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination approved by the Board. The Board has determined that the termination and liquidation of the Fund is in the best interests of the Fund. The liquidation of the Fund is expected to be effective on or about June 25, 2019 (the “Liquidation Date”).

Effective as of market close on April 18, 2019, the Fund will cease accepting purchase orders from new or existing investors, with the exception of certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans); such accounts can continue to make investments in the Fund at the discretion of the Fund’s officers. Shareholders of the Fund may redeem or exchange their shares at any time prior to the Liquidation Date. If a shareholder has not redeemed or exchanged his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be distributed to the shareholder. Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value (“NAV”).

To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, after April 18, 2019, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

Shareholders may exchange their shares for shares of the same class of another First Trust non-exchange-traded fund open-end fund or redeem their shares prior to the Liquidation Date at NAV without the payment of any contingent deferred sales charge (“CDSC”). Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the NAV per share for all shares they own on the Liquidation Date without the deduction of any CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those shareholders participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles.

Redemptions or exchanges of shares (including redemptions caused by liquidation) are generally taxable. Shareholders should consult their personal tax advisor concerning their particular tax situation.

If you have additional questions, please call (800) 621-1675.

 PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS,

SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE